UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2007

CYTOGEN CORPORATION
________________________________________
(Exact Name of Registrant as Specified in Charter)

Delaware	000-14879	22-2322400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 750-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On November 5, 2007, Cytogen Corporation (the “Company”) announced that it has engaged ThinkEquity Partners LLC to assist the Company in identifying and evaluating strategic alternatives intended to enhance the future growth potential of the Company’s pipeline and maximize shareholder value.  No assurances can be given that this evaluation will lead to any specific action or transaction.  The Company does not plan to make future comments about the status of the evaluation of strategic alternatives unless there are material developments. The full text of the November 5, 2007 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
99.1	Press Release of Cytogen Corporation dated November 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOGEN CORPORATION

By:	/s/ Michael D. Becker
Michael D. Becker
President and Chief Executive Officer

Dated:        November 5, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Cytogen Corporation dated November 5, 2007